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                                                                   EXHIBIT 10.34


                                 AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT

                          Dated as of January 1, 1997

     This AMENDMENT TO THE REVOLVING CREDIT AGREEMENT (this "Amendment") dated
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as of September 12, 1996 (the "Credit Agreement") by and among BANKVEST CAPITAL
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CORP., ("BankVest" or a "Borrower"), a Massachusetts corporation having its
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principal place of business at 114 Turnpike Road, Westboro, MA 01581, LEASEVEST
CAPITAL CORP., ("LeaseVest" or a "Borrower" and, together with BankVest, the
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"Borrowers"), a Massachusetts corporation having its principal place of business
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at 114 Turnpike Road, Westboro, MA 01581, and THE FIRST NATIONAL BANK OF BOSTON
(the "Bank"), a national banking association with its head office at 100 Federal
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Street, Boston, Massachusetts 02110, is entered into as of the date set forth above.

     WHEREAS, the Borrowers and the Bank have agreed to modify certain terms and conditions of the Credit Agreement, as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the foregoing premise and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers and the Bank hereby agree as follows:

     (S)1.  DEFINITIONS.  Capitalized terms used herein and not otherwise
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defined herein have the meanings given to such terms in the Credit Agreement as amended hereby.

     (S)2.  AMENDMENT TO SECTION 2.4 OF THE CREDIT AGREEMENT.  Clause (i) of
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Section 2.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            (i) each Revolving Credit Loan which is a Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate of the Base Rate,

     (S)3.  MISCELLANEOUS.  Except as expressly set forth in this Amendment, all
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of the terms and provisions of the Revolving Credit Agreement shall remain in full force and effect. This Amendment may be executed in counterparts and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal to be effective as of the date first above written.


                         BANKVEST CAPITAL CORP.



                         By:______________________________
                            John P. Colton
                            Executive Vice President



                         LEASEVEST CAPITAL CORP.



                         By:______________________________
                            John P. Colton
                            Executive Vice President


                         THE FIRST NATIONAL BANK OF BOSTON



                         By:______________________________
                            Name:_________________________
                            Title:________________________